UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2006

Ahern Rentals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-128688	88-0381960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4241 South Arville Street

Las Vegas, Nevada 89103

(Address of principal executive offices)

(702) 362-0623

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On January 25, 2006, Ahern Rentals, Inc. (the “Company”) issued a press release announcing the completion of the Company’s offer to exchange $200,000,000 principal amount of its 9¼% Second Priority Senior Secured Notes due 2013 (the “New Notes”) for any and all outstanding 9¼% Second Priority Senior Secured Notes due 2013 (the “Old Notes”).  The exchange offer expired at midnight, New York City time, on January 24, 2006.  All of the $200,000,000 in aggregate principal amount of the Old Notes were validly tendered for exchange and have been accepted by the Company.

The New Notes have substantially identical terms of the Old Notes, except that the New Notes have been registered under the Securities Act of 1933.

A press release announcing the completion of the exchange offer is attached hereto as Exhibit 99.1.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Ahern Rentals, Inc. on January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ahern Rentals, Inc.

Date: January 26, 2006	By:	/s/ HOWARD L. BROWN
	Name:	Howard L. Brown
	Title:	Chief Financial Officer